MASSMUTUAL FUNDS
MassMutual Global Emerging Markets Equity Fund
Supplement dated December 18, 2023 to the
Prospectus dated February 1, 2023 and the Summary Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MassMutual Advantage Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Global Emerging Markets Equity Fund (the “Fund”) will be dissolved. Effective on or about March 22, 2024 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M(ADV)-23-04
GEME-23-01